Exhibit 99.2

 First Quarter 2023  Investor Presentation

 FORWARD-LOOKING STATEMENTS  2  This document contains statements that may constitute “forward-looking statements” within the meaning of Federal securities laws including under “2023 Financial Outlook” in this presentation. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following: the Company’s ability to manage economic and capital market conditions and the impact of recessions and economic downturns; the impact of macroeconomic and geopolitical volatility, including inflation and shortages impacting the availability and cost of raw materials, energy, and other supplies; the availability and cost of labor, logistics, and transportation; the impact and uncertainty created by the COVID-19 pandemic and efforts to manage it on the global economy, including, but not limited to, its effects on our employees, facilities, customers, and suppliers, governmental regulations and restrictions, and general economic conditions; the uncertain impacts of the ongoing conflict between Russia and Ukraine on our supply chain, input costs, including energy and transportation, and on general economic conditions; the pace and nature of new product introductions by the Company and the Company’s customers; the Company’s ability to anticipate and respond to changing consumer preferences and changing technologies; the Company’s ability to successfully implement its growth strategies; the outcome of the Company’s various productivity-improvement and cost-reduction efforts, acquisition and divestiture activities, and operational improvement plan; industry, regulatory, legal, and economic factors related to the Company’s domestic and international business; the effects of tariffs, trade barriers, and disputes; growth in markets for products in which the Company competes; industry and customer acceptance of price increases; actions by competitors; currency exchange rate fluctuations; and other factors included in “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, and in other documents that the Company files with the SEC. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition, and results of operations. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation. Except to the extent required by applicable laws, the Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

 NON-GAAP FINANCIAL MEASURES  2  Within this document, the Company reports certain non-GAAP financial measures, including: (1) percentage changes in revenue, operating income, diluted earnings per share, and adjusted EBITDA on a local currency basis (which eliminate the effects that result from translating its international operations into U.S. dollars), and (2) adjusted EBITDA (which excludes depreciation and amortization expense, and non-cash share based compensation expense). The Company has included each of these non-GAAP measures in order to provide additional information regarding the underlying operating results and comparable period-over-period performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this presentation and the Company’s SEC filings. Management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis and to gain additional insight into underlying operating and performance trends. The Company believes this information can be beneficial to investors for these same purposes. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. Refer to “Non-GAAP Financial Measures” at the end of this presentation for reconciliations and additional information.

 Sensient Overview  2  Provider of customized solutions for food and beverage, pharmaceutical, and personal care customers  Global market leader offering an extensive portfolio of natural flavor and color technology platforms and solutions  Exceptional innovation & applications expertise with unique  ability to service global, regional, and local customers

 Innovative Technologies Creating Unique Solutions  2  Applications expertise and solutions-based selling  High impact relative to cost  Technically-driven products that are difficult to replace Strong consumer trends  Opportunities to grow organically and through M&A

 Focusing our portfolio and strengthening our commitment to the end markets  2  Investing in core focus areas of Flavors and Extracts, Natural Ingredients, Food and Pharmaceutical Colors, and Personal Care  Divested non-core product lines (inks, fragrances, and yogurt fruit prep product lines) in 2020 and 2021  Expanded flavor portfolio and strengthened technical solutions capabilities  through the acquisition of Flavor Solutions, Inc. in July 2021  Strengthened extensive natural color portfolio by acquiring Endemix, a vertically integrated natural color and extracts company, in October 2022

 Natural solutions provider focused on consistent and sustainable supply chain  2  Provider of natural solutions to support health & wellness and clean label consumer trends  Robust agronomy program ensures responsible procurement and traceability of sustainable ingredients  Committed to delivering safe, authentic, high-quality natural  products through Sensient’s CertasureTM program

 8  Global Revenue by Group  2022 Global Revenues include intercompany sales which are eliminated on a consolidated basis.  Color Group  2022 Revenue: $604M  Core Areas of Focus: Food and Pharmaceutical Colors and Personal Care  Flavors & Extracts Group  2022 Revenue: $738M  Core Areas of Focus: Natural Flavors, Extracts and Natural Ingredients  Asia Pacific Group  2022 Revenue: $144M  Core Areas of Focus: Flavors and Colors for food and beverage

 9  Global market leader  Natural color innovator Excellent innovation &  applications expertise  Color Group

 10  Color Overview  Food and  Pharmaceutical  73% of 2022 Segment Revenue  LC Revenue Change*  Q1 ’23 +16.2%  Market trend toward natural colors in food and beverage  Unique value proposition for Pharmaceutical customers includes colors, flavors, coatings, and extracts  Personal Care 27% of  2022 Segment Revenue  LC Revenue Q1 ’23  Change* • Demand for innovative products with multiple benefits (2.9%) • Product line includes dyes, pigments, formulation aides and  ingredients for color cosmetics, hair care, and skin care  2022 Revenue: $604M  *Local-currency (LC) revenue is a Non-GAAP metric, please see our GAAP to Non-GAAP Reconciliation at the end of this document.
 10  Color Overview  Food and  Pharmaceutical  73% of 2022 Segment Revenue  LC Revenue Change*  Q1 ’23 +16.2%  Market trend toward natural colors in food and beverage  Unique value proposition for Pharmaceutical customers includes colors, flavors, coatings, and extracts   Personal Care   27% of 2022 Segment Revenue  2022 Revenue: $604M  *Local-currency (LC) revenue is a Non-GAAP metric, please see our GAAP to Non-GAAP Reconciliation at the end of this document.  LC Revenue Change*  Q1 ’23 (+2.9%)   Demand for innovative products with multiple benefits  Product line includes dyes, pigments, formulation aides and ingredients for color cosmetics, hair care, and skin care
10  Color Overview  Food and  Pharmaceutical  73% of 2022 Segment Revenue  LC Revenue Change*  Q1 ’23 +16.2%  Market trend toward natural colors in food and beverage  Unique value proposition for Pharmaceutical customers includes colors, flavors, coatings, and extracts   Personal Care   27% of 2022 Segment Revenue  2022 Revenue: $604M  *Local-currency (LC) revenue is a Non-GAAP metric, please see our GAAP to Non-GAAP Reconciliation at the end of this document.  LC Revenue Change*  Q1 ’23 (+2.9%)   Demand for innovative products with multiple benefits  Product line includes dyes, pigments, formulation aides and ingredients for color cosmetics, hair care, and skin care
10  Color Overview  Food and  Pharmaceutical  73% of 2022 Segment Revenue  LC Revenue Change*  Q1 ’23 +16.2%  Market trend toward natural colors in food and beverage  Unique value proposition for Pharmaceutical customers includes colors, flavors, coatings, and extracts   Personal Care   27% of 2022 Segment Revenue  2022 Revenue: $604M  *Local-currency (LC) revenue is a Non-GAAP metric, please see our GAAP to Non-GAAP Reconciliation at the end of this document.  LC Revenue Change*  Q1 ’23 (+2.9%)   Demand for innovative products with multiple benefits  Product line includes dyes, pigments, formulation aides and ingredients for color cosmetics, hair care, and skin care

 10  Color Overview  Food and  Pharmaceutical  73% of 2022 Segment Revenue  LC Revenue Change*  Q1 ’23 +16.2%  Market trend toward natural colors in food and beverage  Unique value proposition for Pharmaceutical customers includes colors, flavors, coatings, and extracts   Personal Care   27% of 2022 Segment Revenue  2022 Revenue: $604M  *Local-currency (LC) revenue is a Non-GAAP metric, please see our GAAP to Non-GAAP Reconciliation at the end of this document.  LC Revenue Change*  Q1 ’23 (+2.9%)   Demand for innovative products with multiple benefits  Product line includes dyes, pigments, formulation aides and ingredients for color cosmetics, hair care, and skin care
 10  Color Overview  Food and  Pharmaceutical  73% of 2022 Segment Revenue  LC Revenue Change*  Q1 ’23 +16.2%  Market trend toward natural colors in food and beverage  Unique value proposition for Pharmaceutical customers includes colors, flavors, coatings, and extracts   Personal Care   27% of 2022 Segment Revenue  2022 Revenue: $604M  *Local-currency (LC) revenue is a Non-GAAP metric, please see our GAAP to Non-GAAP Reconciliation at the end of this document.  LC Revenue Change*  Q1 ’23 (+2.9%)   Demand for innovative products with multiple benefits  Product line includes dyes, pigments, formulation aides and ingredients for color cosmetics, hair care, and skin care

 10  Color Overview  Food and  Pharmaceutical  73% of 2022 Segment Revenue  LC Revenue Change*  Q1 ’23 +16.2%  Market trend toward natural colors in food and beverage  Unique value proposition for Pharmaceutical customers includes colors, flavors, coatings, and extracts   Personal Care   27% of 2022 Segment Revenue  2022 Revenue: $604M  *Local-currency (LC) revenue is a Non-GAAP metric, please see our GAAP to Non-GAAP Reconciliation at the end of this document.  LC Revenue Change*  Q1 ’23 (+2.9%)   Demand for innovative products with multiple benefits  Product line includes dyes, pigments, formulation aides and ingredients for color cosmetics, hair care, and skin care

 10  Color Overview  Food and  Pharmaceutical  73% of 2022 Segment Revenue  LC Revenue Change*  Q1 ’23 +16.2%  Market trend toward natural colors in food and beverage  Unique value proposition for Pharmaceutical customers includes colors, flavors, coatings, and extracts   Personal Care   27% of 2022 Segment Revenue  2022 Revenue: $604M  *Local-currency (LC) revenue is a Non-GAAP metric, please see our GAAP to Non-GAAP Reconciliation at the end of this document.  LC Revenue Change*  Q1 ’23 (+2.9%)   Demand for innovative products with multiple benefits  Product line includes dyes, pigments, formulation aides and ingredients for color cosmetics, hair care, and skin care

 11  Flavors & Extracts Group  Broad product offering  Unique ability to service global, regional, and local customers  Leading technology platforms Outstanding applications  expertise

 12  Flavors & Extracts Overview  Flavors, Extracts, and Flavor Ingredients  67% of 2022 Segment Revenue  LC Revenue Change* Q1 ’23 (0.1%)  Opportunities for on trend products with extracts, taste modulation, and natural flavors  Natural  Ingredients  33% of 2022 Segment Revenue  LC Revenue Change* Q1 ’23 (3.8%)  Leading provider of dehydrated onion, garlic, and other products  2022 Revenue: $738M  *Local-currency (LC) revenue is a Non-GAAP metric, please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 13  Asia Pacific Group  Portfolio of food and beverage flavors and colors  R&D centers in key strategic markets to support local and regional customer base  Ability to deliver localized solutions and technology platforms

 14  2022 revenue of $144 million and operating income of $29 million  Sensient’s sales of flavors and colors for Food and Pharmaceutical are  managed on a geographic basis and reported as a separate segment  Manufacturing capabilities in Australia, New Zealand, China, Japan, Philippines, Thailand, and India  Q1 2023 local currency revenue* and operating profit* improved 14.6% and 18.0%, respectively  *Local currency revenue and local currency operating profit are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.  Asia Pacific Overview

 15  2023 Q1 Segment Results  Flavors & Extracts Group first quarter revenue decreased due to lower volumes, partially offset by pricing actions. Lower volumes in the Group were primarily due to customer destocking. Operating income declined in the quarter primarily due to higher input costs and lower volumes, partially offset by pricing actions.  Asia Pacific Group first quarter revenue and operating income increased as a result of higher volumes and pricing actions across the Group.  Local Currency Operating Income*  Q1  Color  +6.3%  Flavors & Extracts  (19.5%)  Asia Pacific  +18.0%  Local Currency Revenue*  Local Currency* Commentary:  Q1  Color Group reported higher revenue in the quarter due to pricing  actions across the Group and volume growth in Food & Pharmaceutical, partially offset by lower Personal Care volumes. Operating income was up due to pricing actions across the Group and volume growth within Food & Pharmaceutical, partially offset by lower Personal Care volumes.  Color  +10.0%  Flavors & Extracts  (1.3%)  Asia Pacific  +14.6%  * Local-currency (LC) revenue and operating income are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 16  2023 Q1 Consolidated Results  Q1  Local Currency Revenue*  +5.2%  Local Currency Operating Income*  (1.5%)  Local Currency Diluted EPS*  (6.8%)  Local Currency Adjusted EBITDA*  (2.0%)  Q1 consolidated local currency revenue increased due to pricing actions across all groups and continued volume growth in Food and Pharmaceutical in the Color Group. These increases were partially offset by lower volumes in Personal Care in the Color Group and across the Flavor Group.  Q1 consolidated local currency operating income declined despite growth in the Colors and Asia Pacific Groups. Lower volumes and higher input costs contributed to the decline in operating income.  Q1 local currency diluted EPS declined as a result of the operating income headwinds and higher interest expense.  * Local-currency (LC) revenue, operating income, diluted EPS, and adjusted EBITDA are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 Capital Allocation  rs  re  DOLLARS IN MILLIONS  $250  $200 $31  $150 $51  $87  $100 $57  $39  $50  $77 $62  $-  2018 2019  Share Repurchase  Prioritize ROI capital projects  $118 $14  $23 Maintain financial flexibility to pursue  $61  M&A  $79  $52  $67 Excess capital returned to shareholde  through dividend and opportunistic sha  $66 $69  $43 repurchases  2020 2021 2022  Acquisitions  Dividends  Debt Repayments  Capital Expenditure  s  17

 2023 Financial Outlook  17  Metric  Guidance  Comments  Local Currency Revenue*  Mid-single digit growth  Adjusted Local Currency EBITDA*  Mid to high-single digit growth  Excludes the impact of share-based stock compensation  Diluted EPS (GAAP)  Flat to low-single digit growth  FX modestly favorable for the full year  Higher interest rates and a higher tax rate  Local Currency Diluted EPS*  Flat to low-single digit growth  The 2023 Local Currency Revenue, Diluted EPS, and adjusted EBITDA growth rates for 2023 are compared to 2022 Revenue, adjusted Diluted EPS, and adjusted EBITDA, respectively. Local currency Revenue, adjusted diluted EPS, and adjusted EBITDA are Non-GAAP metrics. Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

 Why Invest?  Strong competitive position  Defensible and ‘sticky’ business (& low portion of customer costs)  Global presence  Exposure to stable and growing markets Focused on improving returns and on growth  17

 APPENDIX*  *Amounts in thousands, except percentages and per share amounts

 ESG Information  Environmental  Sensient is committed to the principles of sound environmental stewardship and the responsible and sustainable use of energy and natural resources.  Long-term goals to reduce Energy, Water, and Hazardous Waste intensity  Seed-to-shelf program focused on strengthening a sustainable supply chain  Emphasis on implementing sustainability from the design stage.  Chemical Risk Strategy implemented to identify and reduce risk in our portfolio  Social  Sensient strives to conduct business in an ethical manner and to make a positive contribution to society through our product offerings and business activities.  Sensient’s Code of Conduct and Supplier Code of Conduct require strong ethical behavior, fair employment  practices, and strict human rights practices and product safety standards  Robust product, environmental, and raw material safety programs designed to exceed industry standards  Raw material traceability and sustainability programs  Support for our local communities through volunteerism, financial donations, sponsorships, and employee education opportunities  Governance  Sensient is committed to maintaining the highest standards of professional conduct and strong corporate governance practices through our comprehensive corporate governance framework.  Board comprised of a majority of independent directors with diverse and accomplished backgrounds  Committed to board diversity and refreshment, we were recognized by 50/50 Women on Boards for the eleventh year in a row and we have added eight new directors since 2014.  Robust Code of Conduct built on a foundation of ethics, safety and quality, and professionalism resulting in  ethical and lawful conduct of our business  25

 Non-GAAP Financial Measures  25  Revenue   Total   Foreign  Exchange   Rates   Local   Currency   Flavors & Extracts  (2.1%)  (0.8%)  (1.3%)  Color  8.6%  (1.4%)  10.0%  Asia Pacific  9.9%  (4.7%)  14.6%  Total Revenue  3.8%  (1.4%)  5.2%  Operating Income  Flavors & Extracts  (19.6%)  (0.1%)  (19.5%)  Color  4.0%  (2.3%)  6.3%  Asia Pacific  12.6%  (5.4%)  18.0%  Corporate & Other  (8.7%)  (0.1%)  (8.6%)  Total Operating Income  (3.7%)  (2.2%)  (1.5%)  Diluted Earnings Per Share  (9.1%)  (2.3%)  (6.8%)  Adjusted EBITDA  (3.9%)  (1.9%)  (2.0%)  Three Months Ended March 31, 2023

 Non-GAAP Financial Measures (Cont’d)  25  Revenue   Total   Foreign  Exchange   Rates    Local Currency   Flavors, Extracts and Flavor Ingredients  (1.3%)  (1.2%)  (0.1%)  Natural Ingredients  (3.9%)  (0.1%)  (3.8%)  Flavors & Extracts Group  (2.1%)  (0.8%)  (1.3%)  Food and Pharmaceutical  15.1%  (1.1%)  16.2%  Personal Care  (5.4%)  (2.5%)  (2.9%)  Color Group  8.6%  (1.4%)  10.0%  Asia Pacific Group  9.9%  (4.7%)  14.6%  Total revenue  3.8%  (1.4%)  5.2%  Three Months Ended March 31, 2023

 Non-GAAP Financial Measures (Cont’d)  25   2023    2022    % Change   Operating income (GAAP)  $ 50,838  $ 52,789  (3.7%)  Depreciation and amortization  14,150  13,056  Share-based compensation expense   2,267    4,163   Adjusted EBITDA   $ 67,255    $ 70,008    (3.9%)    Three Months Ended March 31,

 25